Dreyfus

California Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding " nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

    * Information we receive from you, such as your name, address, and social security number.

    * Information about your transactions with us, such as the purchase or sale of Fund shares.

    * Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK    YOU    FOR    THIS    OPPORTUNITY    TO    SERVE    YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            21   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California Municipal Income, Inc., covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Municipal bonds generally provided attractive returns over the six-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 18%, approaching bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus California Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2001, the fund produced a 5.97% total return.(1) During the period, the fund provided income dividends of $0.2400 per share, which is equal to an annualized distribution rate of 5.85% over the same period.(2)

We attribute the fund' s strong total return to a favorable investment environment that was characterized by declining interest rates and robust demand for municipal bonds. However, because we have been unable to replace maturing bonds with new securities at comparable yields, the fund's dividend was reduced in January 2001.

What is the fund's investment approach?

The fund seeks high current income exempt from federal and California state income taxes by investing primarily in California municipal bonds.

In doing so, we have constructed a portfolio by looking for income opportunities through analysis of each bond's structure, including paying close attention to a bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers and we generally attempt to replace those bonds with what we believe are comparable securities. When we believe that an opportunity presents itself, we seek to upgrade the fund with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to
redemption    or    maturity.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began on October 1, 2000, evidence had emerged that the previous rate hikes implemented by the Federal Reserve Board (the "Fed") were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, municipal bond yields declined modestly, even though the Fed did not change interest rates at its meetings in October, November and December.

In January 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another 50 basis points at its scheduled meetings at the end of January and again in March. Yields of tax-exempt bonds continued to move lower in this new environment.

Part of the municipal bond market's strong price performance was the result of supply-and-demand factors, including a scarcity of newly issued bonds and rising demand from investors fleeing a declining stock market. However, these positive influences were offset during the first quarter of 2001 by the adverse effects of the state's growing energy crisis. Faced with surging energy costs and potential bankruptcies among the state' s two major power distributors, California' s budget surpluses may be eroded by the state's purchase of costly electricity from out-of-state utilities. These concerns caused California's municipal bond prices to moderate from the high levels they had previously achieved. The fund held no securities issued by California's hard-hit electric utilities, and our holdings of the state's general obligation bonds -- which were affected by the crisis -- are relatively small.

In this environment, we continued to emphasize income-producing securities.
We replaced maturing bonds and bonds nearing the dates at which they can be redeemed early with new securities that we con-

sidered good values, such as bonds issued to finance industrial development or that are backed by special taxes. We also found attractive yields among bonds used to finance hospitals.

What is the fund's current strategy?

We have maintained our emphasis on generating as high a level of current income as we deem practical under current market conditions.

While   California's  economy  remains  relatively  strong,  we  are  carefully monitoring the economic environment for early signs of change. We have recently become concerned that the sharp decline of technology stocks has eroded conditions in California's high-tech industries. In addition, we are monitoring the effects of the state's energy crisis on its fiscal health. Of course, we intend to remain diligent in our credit analyses of any California issuers we consider.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)





                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--86.0%

Abag Financial Authority For Nonprofit Corps, MFHR

   (Central Park Apartments) 5.60%, 7/1/2038                                                    815,000                  829,401

Bakersfield Central District Development Agency,

  Tax Allocation Revenue

  (Downtown Bakersfield Redevelopment)

   6.625%, 4/1/2015 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,086,640

California 7.567%, 12/1/2018                                                                    375,000  (b,c)           384,007

California Department Water Resources, Revenue

  (Central Valley Project) 9.932%, 12/1/2026

   (Prerefunded 6/1/2002)                                                                       900,000  (a,b,c)         998,694

California Health Facilities Financing Authority, Revenue;

  Health Facilities Financing:

      (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                         1,000,000                1,057,440

      (Sutter Health) 6.25%, 8/15/2035                                                          750,000                  796,095

California Pollution Control Finance Authority:

   PCR 7.825%, 6/1/2014                                                                       1,000,000  (b,c)         1,251,370

   SWDR:

      (Browning Ferris Industries):

         5.80%, 12/1/2016                                                                     2,000,000                1,837,680

         6.75%, 9/1/2019                                                                        600,000                  601,692

      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027                                  1,000,000                1,012,060

California Public Works Board, LR

  Various University of California Projects)

   6.60%, 12/1/2022 (Prerefunded 12/1/2022)                                                     800,000  (a)             862,720

California Statewide Communities Development Authority:

  COP:

      (Catholic Healthcare West) 6.50%, 7/1/2020                                                500,000                  513,100

      (The Internext Group) 5.375%, 4/1/2030                                                  1,300,000                1,200,667

   LR 7.671%, 10/1/2033                                                                       1,000,000  (b,c)           859,590

Capistrano Unified School District, Special Tax

  (Community Facilities District Number 98-2-Ladera)

   5.75%, 9/1/2029                                                                            1,000,000                  977,370

Central California Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   1,000,000                1,034,130

Emeryville Public Financing Authority, Revenue

  (Shellmound Park Redevelopment Project)

   6.80%, 5/1/2014 (Prerefunded 5/1//2004)                                                      500,000  (a)             559,955


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Escondido Improvement Bond, Act of 1915

   (Reassessment District Number 98) 5.70%, 9/2/2026                                            450,000                  443,151

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   5.75%, 1/15/2040                                                                             870,000                  877,221

Long Beach Special Tax Community Facilities District No. 5

   (Towne Center) 6.875%, 10/1/2025                                                             500,000                  522,440

Palmdale Civic Authority, Revenue

  (Merged Redevelopment Project Areas):

      6.60%, 9/1/2034 (Prerefunded 9/1/2004)                                                    590,000  (a)             663,101

      6.60%, 9/1/2034                                                                           410,000                  434,231

Redwood Empire Financing Authority, COP 6.40%, 12/1/2023                                      2,750,000                2,858,735

Sacramento County, Community Facilities District Number 1,

  Special Tax

   5.70%, 12/1/2020                                                                             750,000                  738,180

Sacramento County Housing Authority, MFHR

   (Cottage Estate Apartments) 6%, 2/1/2033                                                   1,000,000                1,052,890

Sacramento Municipal Utility District,

   Electric Revenue 8.045%, 11/15/2015 (Insured; MBIA)                                        1,000,000  (b,c)         1,108,750

San Diego County, COP:

   5.70%, 2/1/2028                                                                            1,000,000                  982,780

   (Burnham Institute) 6.25%, 9/1/9029                                                        1,000,000                1,033,580

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue

   6.75%, 1/1/2032 (Prerefunded 1/1/2003)                                                     1,000,000  (a)           1,080,960

San Jose, MFHR

   10.186%, 4/1/2012                                                                          2,825,000  (b,c)         3,052,300

Santa Cruz County Public Financing Authority,

  Tax Allocation Revenue

   6.20%, 9/1/2023                                                                            2,000,000                2,082,700

Torrance Redevelopment Agency, Tax Allocation Revenue

   5.625%, 9/1/2028                                                                             500,000                  485,030

Turlock Health Facility, COP (Emanuel Medical Center)

   5.75%, 10/15/2023                                                                          2,500,000                2,252,425

Valley Health System, HR, (Improvement Project)

   6.50%, 5/15/2025                                                                             500,000                  478,865

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--12.3%

Commonwealth of Puerto Rico Highway and Transportation

   Authority, Transportation Revenue, 6.87%, 7/1/2038                                         1,000,000  (b,c)           961,740

Commonwealth of Puerto Rico

  Infrastructure Financing Authority,

   Special Tax Revenue, 6.975%, 7/1/2015                                                      1,000,000  (b,c)         1,067,890

Guam Power Authority, Revenue 6.75%, 10/1/2024

   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,128,760

Virgin Islands Public Finance Authority, Revenue,

   Subordinated Lien-Fund Loan Notes 6%, 10/1/2022                                            2,000,000                1,967,980
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $39,804,427)                                                              98.3%               41,136,320

CASH AND RECEIVABLES (NET)                                                                         1.7%                  728,715

NET ASSETS                                                                                       100.0%               41,865,035



Summary of Abbreviations

COP                 Certificate of Participation

HR                  Hospital Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance

                       Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

SWDR                Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              28.1

AA                               Aa                              AA                                                2.4

A                                A                               A                                                16.8

BBB                              Baa                             BBB                                              28.8

BB                               Ba                              BB                                                8.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    15.5

                                                                                                                 100.0


(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN A TRANSACTION EXEMPT FROM REGISTRATION, NORMALLY TO A QUALIFIED INSTITUTIONAL BUYER. AT MARCH 31, 2001, THESE SECURITIES AMOUNTED TO $9,684,341 OR 23.1% OF NET ASSETS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                               Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  39,804,427  41,136,320

Interest receivable                                                     835,784

Prepaid expenses                                                         10,010

                                                                     41,982,114
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            27,973

Cash overdraft due to Custodian                                          53,585

Accrued expenses                                                         35,521

                                                                        117,079
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,865,035
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,301,357

Accumulated undistributed investment income--net                         48,540

Accumulated net realized gain (loss) on investments                  (1,816,755)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              1,331,893
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,865,035
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       4,572,972

NET ASSET VALUE per share ($)                                              9.15

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,287,488

EXPENSES:

Management fee--Note 3(a)                                              144,088

Shareholders' reports                                                   11,244

Auditing fees                                                           10,412

Shareholder servicing costs--Note 3(b)                                   9,432

Registration fees                                                        4,417

Legal fees                                                               3,717

Custodian fees--Note 3(b)                                                1,666

Directors' fees and expenses--Note 3(c)                                    810

Miscellaneous                                                            6,346

TOTAL EXPENSES                                                         192,132

INVESTMENT INCOME--NET                                               1,095,356
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 44,279

Net unrealized appreciation (depreciation) on investments            1,206,288

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,250,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,345,923

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          March 31, 2001          Year Ended
                                              (Unaudited)  September 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,095,356           2,195,692

Net realized gain (loss) on investments            44,279            (216,011)

Net unrealized appreciation (depreciation)
   on investments                               1,206,288             (58,608)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,345,923           1,921,073
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,097,513)         (2,359,525)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                        --              24,026

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,248,410            (414,426)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            40,616,625          41,031,051

END OF PERIOD                                  41,865,035          40,616,625

Undistributed investment income--net               48,540              50,697
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                     --                2,724

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.



                                          Six Months Ended
                                            March 31, 2001                         Year Ended September 30,
                                                                          -----------------------------------------
                                                (Unaudited)       2000        1999        1998       1997        1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
 beginning of period                                8.88        8.98        9.77        9.71       9.52         9.21

Investment Operations:

Investment income--net                                 .24         .48         .48         .52        .53          .70

Net realized and unrealized
   gain (loss) on investments                          .27        (.06)       (.71)        .12        .23          .10

Total from Investment Operations                       .51         .42        (.23)        .64        .76          .80

Distributions:

Dividends from investment
   income--net                                        (.24)       (.52)       (.56)       (.58)       (.57)       (.49)

Net asset value, end of period                        9.15        8.88        8.98        9.77        9.71        9.52

Market value, end of period                           8.20       8 1/4       9 5/8     10 7/16      10 1/4       8 1/4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (9)                                  4.45(b)    (8.70)      (2.21)       7.98       32.14        6.86
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .93(b)     1.07        1.02        1.00         .98        1.06

Ratio of net investment income
   to average net assets                              5.32(b)     5.54        5.09        5.34        5.57        7.53

Portfolio Turnover Rate                               2.72(c)    20.44       25.65       19.28       26.38        3.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      41,865      40,617      41,031      44,386      43,838      42,847

(A) CALCULATED BASED ON MARKET VALUE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's shares trade on the American Stock Exchange under the ticker symbol DCM.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities mar ket on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain if any are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be
affected    by    this    form    of    reinvestment.

On March 29, 2001, the Board of Directors declared a cash dividend of $.038 per share from investment income-net, payable on April 27, 2001 to shareholders of record as of the close of business on April 12, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The  fund  has  an  unused  capital  loss  carryover of approximately $1,508,000 available  for  Federal  income  tax  purposes  to be applied against future net
securities    profits,    if    any,    realized    subsequent    to

September 30, 2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $286,000 of the carryover expires in fiscal 2004 and $1,222,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2001.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $9,432 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2001, the fund was charged $1,666 pursuant to the custody agreement.

                                                             The Fund

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $1,095,460 and $2,072,500, respectively.

At March 31, 2001, accumulated net unrealized appreciation on investments was $1,331,893, consisting of $1,964,162 gross unrealized appreciation and $632,269 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES


OFFICERS AND DIRECTORS

Dreyfus California Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I. Gerard

Arthur A. Hartman

George L. Perry

OFFICERS

President

      Stephen E. Canter
Vice President

      Mark N. Jacobs
Vice President and Treasurer

      Joseph Connolly
Executive Vice President

      Paul Disdier
Secretary

      Michael A. Rosenberg
Assistant Secretary

      Steven F. Newman
Assistant Secretary

      Robert R. Mullery
Assistant Treasurer

      Gregory S. Gruber
PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

PORTFOLIO MANAGERS (CONTINUED)

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DCM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                                                           For More Information

                        Dreyfus California Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent and Registrar
                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2001 Dreyfus Service Corporation                                  426SA0301